UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 8, 2013, Health Care REIT, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing the completion of its purchase of membership interests in the following joint ventures: CHTSun Partners IV, LLC, CC3 Acquisition, LLC, CLPSun Partners II, LLC and CLPSun Partners III, LLC. These purchases were completed following the Company’s acquisition (the “Acquisition”) of the real estate business of Sunrise Senior Living, Inc. (“Sunrise”) pursuant to the terms of the Agreement and Plan of Merger, dated as of August 21, 2012, as amended, by and among Sunrise, Brewer Holdco, Inc., a wholly owned subsidiary of Sunrise (“Holdco”), Brewer Holdco Sub, Inc., a wholly owned subsidiary of Holdco, the Company and Red Fox, Inc., a wholly owned subsidiary of the Company. The Company is filing this Amendment No. 1 (the “Amendment”) on Form 8-K/A to amend the Original Form 8-K to include the financial statements and exhibits required by Item 9.01(a) and Item 9.01(b) of Form
8-K.

The financial statements attached hereto should be read in conjunction with the Original Form 8-K and this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

This Amendment provides the financial statements attached hereto as Exhibits 99.2 through 99.9.

(b) Pro forma financial information.

This Amendment provides the Company’s unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012 relating to the Acquisition, attached hereto as Exhibit 99.1.

(d) Exhibits.

No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

99.1	Health Care REIT, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012

99.2	CHTSun Partners IV, LLC Consolidated Financial Statements as of December 31, 2012 and for the period from June 29, 2012 (date of recapitalization) to December 31, 2012

99.3	CHTSun Partners IV, LLC Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2013

99.4	CC3 Acquisition, LLC Consolidated Financial Statements as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and for the period from January 10, 2011 (date of recapitalization) to December 31, 2011

99.5	CC3 Acquisition, LLC Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2013

99.6	CLPSun Partners II, LLC Consolidated Financial Statements as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and the period from August 2, 2011 (date of recapitalization) to December 31, 2011

99.7	CLPSun Partners II, LLC Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2013

99.8	CLPSun Partners III, LLC and CLPSun III Tenant, LP Combined Financial Statements as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and for the period from October 12, 2011 (date of recapitalization) to December 31, 2011

99.9	CLPSun Partners III, LLC and CLPSun III Tenant, LP Unaudited Combined Financial Statements as of and for the six months ended June 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its: Chairman, Chief Executive Officer and President

Dated: September 13, 2013

EXHIBIT INDEX

No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of Ernst & Young LLP

99.1	Health Care REIT, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012

99.2	CHTSun Partners IV, LLC Consolidated Financial Statements as of December 31, 2012 and for the period from June 29, 2012 (date of recapitalization) to December 31, 2012

99.3	CHTSun Partners IV, LLC Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2013

99.4	CC3 Acquisition, LLC Consolidated Financial Statements as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and for the period from January 10, 2011 (date of recapitalization) to December 31, 2011

99.5	CC3 Acquisition, LLC Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2013

99.6	CLPSun Partners II, LLC Consolidated Financial Statements as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and the period from August 2, 2011 (date of recapitalization) to December 31, 2011

99.7	CLPSun Partners II, LLC Unaudited Consolidated Financial Statements as of and for the six months ended June 30, 2013

99.8	CLPSun Partners III, LLC and CLPSun III Tenant, LP Combined Financial Statements as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and for the period from October 12, 2011 (date of recapitalization) to December 31, 2011

99.9	CLPSun Partners III, LLC and CLPSun III Tenant, LP Unaudited Combined Financial Statements as of and for the six months ended June 30, 2013